Interim Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Revenues
Products	$ 54,246	$ 71,030
Services	9,402	12,893
Total revenues	63,648	83,923
Cost of revenues
Products	27,086	34,209
Services	12,736	13,891
Total cost of revenues	39,822	48,100
Gross profit	23,826	35,823
Operating expenses
Research and development, net	13,524	10,776
Selling and marketing	16,788	16,473
General and administrative	11,864	8,356
Total operating expenses	42,176	35,605
Operating income (loss)	(18,350)	218
Finance income, net	2,797	545
Income (loss) before taxes on income (tax benefit)	(15,553)	763
Taxes on income (tax benefit)	(927)	20
Net income (loss)	$ (14,626)	$ 743
Basic and diluted net earnings (losses) per share (in Dollars per share)	$ (0.36)	$ 0.02